UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section  13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share	MDVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 14, 2021, Modiv Inc. (the “Company”) and Modiv Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the underwriters listed on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 1,800,000 shares (the “Shares”) of the Company’s new class of 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), in an underwritten public offering (the “Offering”) at a price per share of $25.00. In addition, the Company granted the Underwriters a 30-day option to purchase up to an additional 200,000 shares of Series A Preferred Stock, which the Underwriters exercised in full on September 16, 2021.

In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities. The issuance and sale of the Shares, including the issuance and sale of 200,000 shares of Series A Preferred Stock pursuant to the Underwriters’ full exercise of their option to purchase additional shares, closed on September 17, 2021. The Company’s total net proceeds from the Offering, after deducting the underwriting discount and other estimated offering expenses payable by the Company including the structuring fee, are expected to be approximately $47.7 million.

The Company intends to contribute the net proceeds from the Offering to the Operating Partnership in exchange for a new class of 7.375% Series A Cumulative Redeemable Perpetual Preferred Units of the Operating Partnership (the “Series A Preferred Units”), which will have economic interests that are substantially similar to the designations, preferences and other rights of Series A Preferred Stock. The Company, acting through the Operating Partnership, intends to use the net proceeds from such contribution for general corporate purposes, which may include purchases of additional properties and other real estate and real estate-related assets.

The Offering was conducted pursuant to the Company’s prospectus dated September 14, 2021, in the form filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2021 (the “Prospectus”), pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), which forms part of the Company’s Registration Statement on Form S-11 (File No. 333-259066), which was declared effective by the SEC on September 14, 2021, and the Company’s Registration Statement on Form S-11 (File No. 333-259521), which became effective upon filing with the SEC on September 14, 2021.

The foregoing description does not purport to be a complete description of the Underwriting Agreement and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Amendment to the Operating Partnership Agreement

On September 15, 2021, the Company, in its capacity as the general partner of the Operating Partnership, entered into the First Amendment to Third Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amendment”), designating and classifying the Series A Preferred Units. The Series A Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership.

The foregoing description of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On September 15, 2021, in connection with the Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland, which became effective upon acceptance for record. The Articles Supplementary classified 2,000,000 shares of the Company’s authorized but unissued shares of preferred stock as Series A Preferred Stock.

The Series A Preferred Stock ranks senior to the Company’s Class C common stock, par value $0.001 per share, and Class S common stock, par value $0.001 per share (collectively, the “Common Stock”), with respect to dividend rights and rights upon the Company’s voluntary or involuntary liquidation, dissolution or winding up. The ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, the Common Stock or any other class or series of the Company’s equity securities ranking junior to or on parity with the Series A Preferred Stock that may be issued in the future, will be subject to certain restrictions in the event that the Company does not declare distributions on the Series A Preferred Stock during any distribution period.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2021, in connection with the Offering, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (“MSDAT”) Articles Supplementary (the “Articles Supplementary”) to the Company’s Articles of Amendment and Restatement, which became effective upon filing with MSDAT. The Articles Supplementary classified 2,000,000 shares of the Company’s authorized but unissued shares of preferred stock as Series A Preferred Stock. For a description of the material terms of the Series A Preferred Stock, see the description under the heading “Description of Capital Stock and Securities Offered—Preferred Stock—Series A Preferred Stock” beginning on page 112 of the Prospectus, which description is incorporated herein by reference.

The foregoing description of the Series A Preferred Stock and the Articles Supplementary is not complete and is qualified in its entirety by reference to the full text of the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1
Underwriting Agreement, dated September 14, 2021, by and among Modiv Inc., Modiv Operating Partnership, LP and B. Riley Securities, Inc., as representative of the underwriters listed on Schedule I thereto

3.1	Articles Supplementary designating 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share
10.1	First Amendment to Third Amended and Restated Limited Partnership Agreement of Modiv Operating Partnership, LP
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

	By:	/s/ RAYMOND J. PACINI
		Name:	Raymond J. Pacini
		Title:	Chief Financial Officer

Date: September 17, 2021